www.matw.com | Nasdaq: MATW First Quarter Fiscal 2025 Earnings Review February 7, 2025 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2025 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this release are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, including statements regarding the anticipated timing and benefits of the proposed joint venture transaction, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” “estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “targets,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward- looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations, and no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include the possibility that the terms of the final award to be issued by the Arbitrator in the Tesla, Inc. ("Tesla") dispute may differ from the terms of the interim award issued by the Arbitrator and may be challenged, our ability to satisfy the conditions precedent to the consummation of the proposed joint venture transaction on the expected timeline or at all, our ability to achieve the anticipated benefits of the proposed joint venture transaction, uncertainties regarding future actions that may be taken by Barington in furtherance of its intention to nominate director candidates for election at the Company’s 2025 Annual Meeting, potential operational disruption caused by Barington’s actions that may make it more difficult to maintain relationships with customers, employees or partners, changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, including changes in costs due to adjustments to tariffs, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, divestitures and business combinations, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, the Company's plans and expectations with respect to its exploration, and contemplated execution, of various strategies with respect to its portfolio of businesses, the Company's plans and expectations with respect to its Board, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, enterprise resource planning ("ERP") system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP system integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP system integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2025 Matthews International Corporation. All Rights Reserved. 4 SGK BRAND SOLUTIONS MEMORIALIZATION • Benefits from ongoing productivity and cost reduction initiatives and improved price realization • Lower U.S. death rates and impact of granite backlog reduction efforts in the prior year • Improved market conditions and growth in the private label market and European cylinder business • European brand markets remained soft BUSINESS UPDATE INDUSTRIAL TECHNOLOGIES • Engineering business remains challenged by the impact of the Tesla litigation • Positive arbitration ruling affirms Company's right to sell its DBE solutions

© 2025 Matthews International Corporation. All Rights Reserved. Key Drivers • Projected adjusted EBITDA to be in the range of $205 million to $215 million (subject to the completion of the SGK Brand Solutions (SGK) transaction) • Initiated the required regulatory filing process for the SGK transaction, and remain on track to complete the transaction by mid-2025 • Solid performance expected for the Memorialization and SGK Brand Solutions segments • Uncertainty of project timing in the Industrial Technologies segment, specifically related to energy business; cost reduction programs should mitigate some of this impact • Cost reduction program on track • Net leverage and leverage ratio expected to decline by the end of the fiscal year OUTLOOK FOR FISCAL 2025 5

FINANCIAL OVERVIEW

© 2025 Matthews International Corporation. All Rights Reserved. Q1 2025 SUMMARY 7 ($ in millions except per-share amounts) Q1 Q1 2024 Q1 2025 Sales $ 450.0 $ 401.8 Diluted loss per share $ (0.07) $ (0.11) Non-GAAP Adjusted EPS* $ 0.37 $ 0.14 Net loss attributable to Matthews $ (2.3) $ (3.5) Adjusted EBITDA* $ 45.5 $ 40.0 Highlights Sales • SGK Brand Solutions segment reported a modest increase in sales • Lower energy storage sales GAAP EPS • Operating profit for the current quarter offset by interest expense Adjusted EPS • Lower adjusted EBITDA and higher interest expense Adjusted EBITDA • Lower adjusted EBITDA for the Industrial Technologies segment offset partially by lower corporate and non- operating costs * See supplemental slides for Adjusted EPS, Adjusted EBITDA, constant currency sales, constant currency adjusted EBITDA reconciliations and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2025 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 8 23.0% 21.1% $208.1 $190.5 FY2024 FY2025 $36.7 $36.6 FY2024 FY2025 17.6% 19.2% ($ in millions) Q1 Sales Q1 Adjusted EBITDA & Margin* Sales • Lower sales compared to last year primarily reflecting the impact of lower U.S. deaths and reduced sales of granite memorials Adjusted EBITDA • Improved price realization and productivity and cost reduction initiatives * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2025 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 9 15.5% 12.4% 15.6%10.3% ($ in millions) $111.4 $80.5 Q1 FY2024 Q1 FY2025 $9.6 $1.8 Q1 FY2024 Q1 FY2025 8.6% 2.3% Q1 Sales Q1 Adjusted EBITDA & Margin* Sales • Energy storage sales impacted by customer delays • Warehouse automation sales unfavorably impacted by market conditions Adjusted EBITDA • Impact of lower sales and lower margins on engineered products • Decreases were partially offset by benefits from cost-reduction initiatives and lower performance-based compensation compared to fiscal 2024 * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2025 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS ($ in millions) * See supplemental slides for Adjusted EBITDA and other important disclaimers regarding Matthews’ use of Non-GAAP measures 10 15.4% 12.9% $130.5 $130.8 FY2024 FY2025 $12.9 $12.3 FY2024 FY2025 9.9% 9.4% Q1 Sales Q1 Adjusted EBITDA & Margin* Sales • Growth in the private label market and European cylinder business Adjusted EBITDA • Impact of higher labor costs, partially offset by improved price realization to mitigate inflationary cost increases and benefits from cost-reduction initiatives

© 2025 Matthews International Corporation. All Rights Reserved. • First quarter cash flows reflect payments related to fiscal year-end, seasonality of earnings, and outflows related to the litigation and in connection with upfront costs (e.g., severance and other costs) related to our cost reduction programs • Net Debt Leverage Ratio* 3.88 as of December 31, 2024 • Quarterly dividend of $0.25/share, payable 2/24/25 CAPITALIZATION AND CASH FLOWS 11 * See supplemental slide for Net Debt and Net Debt Leverage Ratio reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $776.5 $809.2 $735.7 $775.7 09/30/24 12/31/24 ($ in millions) Cash $40.8 $33.5 9/30/24 12/31/24 Operating Cash Flow $(27.3) $(25.0) YTD FY2024 YTD FY2025

SUPPLEMENTAL INFORMATION

© 2025 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, constant currency adjusted EBITDA, and net debt and net debt leverage ratio. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP system integration costs, strategic initiative and other charges (which includes non-recurring charges related to certain commercial and operational initiatives and exit activities), stock- based compensation and the non-service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended December 31,	
	2024	2023
Net loss	**$ (3,472)**	**$ (2,303)**
Income tax benefit	(2,358)	(726)
Loss before income taxes	**$ (5,830)**	**$ (3,029)**
Net loss attributable to noncontrolling interests	—	—
Interest expense, including RPA and factoring financing fees [(1)]	16,854	12,751
Depreciation and amortization [*]	22,504	23,523
Acquisition and divestiture related items [(2)**]	577	1,237
Strategic initiatives and other items [(3)**†]	615	5,920
Highly inflationary accounting losses (primarily non-cash) [(4)]	191	320
Stock-based compensation	4,979	4,651
Non-service pension and postretirement expense [(5)]	133	109
Total Adjusted EBITDA	**$ 40,023**	**$ 45,482**
Adjusted EBITDA margin	*10.0 %*	*10.1 %*

(1) Includes fees for receivables sold under the RPA and factoring arrangements totaling $1,172 and $1,175 for the three months ended December 31, 2024 and 2023, respectively.

(2) Includes certain non-recurring items associated with recent acquisition and divestiture activities.

(3) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, which totaled $6,867 and $2,370 for the three months ended December 31, 2024 and 2023, respectively. Fiscal 2025 includes $8,702 of net gains on the sales of certain significant property and other assets. Fiscal 2025 also includes loss recoveries totaling $1,170 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015.

(4) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries.

(5) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* Depreciation and amortization was $7,202 and $6,413 for the Memorialization segment, $5,674 and $6,377 for the Industrial Technologies segment, $8,860 and $9,572 for the SGK Brand Solutions segment, and $768 and $1,161 for Corporate and Non-Operating, for the three months ended December 31, 2024 and 2023, respectively.

** Acquisition costs, ERP system integration costs, and strategic initiatives and other items were $1,303 and $60 for the Memorialization segment, $4,119 and $5,367 for the Industrial Technologies segment, $714 and $863 for the SGK Brand Solutions segment, and income of $4,944 and charges of $867 for Corporate and Non-Operating, for the three months ended December 31, 2024 and 2023, respectively.

† Strategic initiatives and other items includes charges for exit and disposal activities (including severance and other employee terminations) totaling $313 and $1,961 for the three months ended December 31, 2024 and 2023, respectively. Fiscal 2025 amounts totaling charges of $601 and income of $288 for the three months ended December 31, 2024 were presented in cost of sales and administrative expense, respectively. Fiscal 2024 amounts totaling charges of $1,902, income of $256 and charges of $315 for the three months ended December 31, 2023 were presented in cost of sales, selling expense, and administrative expense, respectively. Accrued severance and other termination benefits totaled $23,637 and $42,245 as of December 31, 2024 and September 30, 2024, respectively.

* *See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2025 Matthews International Corporation. All Rights Reserved.
14

© 2025 Matthews International Corporation. All Rights Reserved. ADJUSTED NET INCOME AND EARNINGS PER SHARE NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data) * See Disclaimer (page 2) for Management’s assessment of supplemental information related to adjusted net income and adjusted EPS. 15 Three Months Ended December 31, 2024 2023 per share per share Net loss attributable to Matthews $ (3,472) $ (0.11) $ (2,303) $ (0.07) Acquisition and divestiture costs (1) 355 0.01 899 0.03 Strategic initiatives and other charges (2) 704 0.02 5,004 0.16 Highly inflationary accounting losses (primarily non-cash) (3) 191 0.01 320 0.01 Non-service pension and postretirement expense (4) 100 — 81 — Amortization 6,456 0.21 7,346 0.24 Adjusted net income $ 4,334 $ 0.14 $ 11,347 $ 0.37 Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 22.9% and 26.4% for the three months ended December 31, 2024 and December 31, 2023, respectively. (1) Includes certain non-recurring costs associated with recent acquisition and divestiture activities. (2) Includes certain non-recurring costs associated with commercial, operational and cost-reduction initiatives, and costs associated with global ERP system integration efforts. Also includes legal costs related to an ongoing dispute with Tesla, which totaled $6,867 and $2,370 for the three months ended December 31, 2024 and 2023, respectively. Fiscal 2025 includes $8,702 of net gains on the sales of certain significant property and other assets. Fiscal 2025 also includes loss recoveries totaling $1,170 which were related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015. (3) Represents exchange losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries. (4) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

© 2025 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to constant currency sales and constant currency adjusted EBITDA. 16 CONSTANT CURRENCY SALES AND ADJUSTED EBITDA NON-GAAP RECONCILIATION (Unaudited) (In thousands) Memorialization Industrial Technologies SGK Brand Solutions Corporate and Non- Operating Consolidated Reported sales for the three months ended December 31, 2024 $ 190,486 $ 80,533 $ 130,823 $ — $ 401,842 Changes in foreign exchange translation rates 85 396 700 — 1,181 Constant currency sales for the three months ended December 31, 2024 $ 190,571 $ 80,929 $ 131,523 $ — $ 403,023 Reported adjusted EBITDA for the three months ended December 31, 2024 $ 36,612 $ 1,832 $ 12,292 $ (10,713) $ 40,023 Changes in foreign exchange translation rates 15 26 97 (44) 94 Constant currency adjusted EBITDA for the three months ended December 31, 2024 $ 36,627 $ 1,858 $ 12,389 $ (10,757) $ 40,117

© 2025 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt and net debt leverage ratio. 17 December 31, 2024 September 30, 2024 Long-term debt, current maturities $ 7,260 $ 6,853 Long-term debt 801,951 769,614 Total debt 809,211 776,467 Less: Cash and cash equivalents (33,513) (40,816) Net Debt $ 775,698 $ 735,651 Adjusted EBITDA (trailing 12 months) $ 199,698 $ 205,157 Net Debt Leverage Ratio 3.9 3.6 NET DEBT AND NET DEBT LEVERAGE RATIO NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)